                               POWER OF ATTORNEY



                 KNOW ALL PEOPLE BY THESE PRESENTS that the undersigned, HAWAIIAN ELECTRIC INDUSTRIES, INC., a Hawaii corporation, and the officers and directors of said corporation whose names are signed hereto, hereby constitute and appoint ROBERT F. CLARKE, ROBERT F. MOUGEOT, CONSTANCE H. LAU, DAVID J. REBER and GREGORY R. KIM of Honolulu, Hawaii, and each of them, with full power of substitution in the premises (with full power to each of them to act alone), their true and lawful attorneys and agents, and in its and their name, place and stead, to do any and all acts and things and to execute any and all instruments and documents which said attorneys and agents or any of them may deem necessary or advisable to enable Hawaiian Electric Industries, Inc. to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with:

                 (i) the registration under said Act of up to an additional 3,000,000 shares of Common Stock without par value of Hawaiian Electric Industries, Inc. for issuance pursuant to the Hawaiian Electric Industries, Inc. Dividend Reinvestment and Stock Purchase (the "Plan"), and to include in such registration statement pursuant to Rule 429 promulgated under the Securities Act a combined


                                  EXHIBIT 24
         prospectus covering such 3,000,000 shares of Common Stock plus the shares of Common Stock registered but not yet sold pursuant to Registration Statement No. 33-52520, including specifically but without limiting the generality of the foregoing, power and authority to sign the name of Hawaiian Electric Industries, Inc. and the names of the undersigned officers and directors thereof, in the capacities indicated below, to the registration statement to be filed with the Securities and Exchange Commission in respect of the aforementioned securities, to any and all amendments (including pre- and post-effective amendments) and supplements to said registration statement (including specifically and without limiting the generality of the foregoing, any amendment or amendments changing the amount of shares for which registration is being sought) and to any instruments or documents filed as a part of or in connection with said registration statement or amendments or supplements thereto, and each of the undersigned hereby ratifies and confirms all of the aforesaid that said attorneys and agents or any of them shall do or cause to be done by virtue hereof; and

                 (ii) the current registration under said Act of up to 3,000,000 shares of the Common Stock of Hawaiian Electric Industries, Inc. for issuance pursuant to the Plan (Regis. No. 33-52520), including specifically but without limiting





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

         the generality of the foregoing, power and authority to sign the name of Hawaiian Electric Industries, Inc. and the names of the undersigned officers and directors thereof, in the capacities indicated below, to any and all post-effective amendments and supplements to said registration statement (including specifically and without limiting the generality of the foregoing, any amendment or amendments changing the amount of shares for which registration is being sought) and to any instruments or documents filed as a part of or in connection with said registration statement or amendments or supplements thereto and/or which operate pursuant to Rule 429 to amend said registration statement or amendments or supplements thereto, and each of the undersigned hereby ratifies and confirms all of the aforesaid that said attorneys and agents or any of them shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, Hawaiian Electric Industries, Inc. has caused this Power of Attorney to be executed in its name by its President and its Financial Vice President and attested by its Secretary, and the undersigned officers and directors of Hawaiian Electric Industries, Inc. have hereunto set their hands, as of the 20th day of September, 1994. This Power of Attorney may be executed in any number of counterparts by





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

the corporation and by any one or more of the officers and directors named below.

ATTEST:                                    HAWAIIAN ELECTRIC INDUSTRIES, INC.

/s/ Betty Ann M. Splinter                  By /s/ Robert F. Clarke
- ---------------------------                   -------------------------------
Betty Ann M. Splinter                         Robert F. Clarke
Secretary                                     President and Principal
                                              Executive Officer

                                           By /s/ Robert F. Mougeot
                                              ---------------------------------------
                                              Robert F. Mougeot
                                              Financial Vice President
                                              and Principal Financial Officer


/s/ Robert F. Clarke                       President, Principal Executive
- ----------------------------------         Officer and Director
Robert F. Clarke


/s/ Robert F. Mougeot                      Financial Vice President and
- ----------------------------------         Principal Financial Officer
Robert F. Mougeot


/s/ Curtis Y. Harada                       Controller and Principal
- ----------------------------------         Accounting Officer
Curtis Y. Harada


/s/ Edwin L. Carter                        Director
- ----------------------------------
Edwin L. Carter


/s/ John D. Field                          Director
- ----------------------------------
John D. Field


/s/ Richard Henderson                      Director
- ----------------------------------
Richard Henderson


/s/ Ben F. Kaito                           Director
- ----------------------------------
Ben F. Kaito


/s/ Victor Hao Li                          Director
- ----------------------------------
Victor Hao Li

                                           Director
- ----------------------------------
Bill D. Mills

                                           Director
- ----------------------------------
A. Maurice Myers


/s/ Ruth M. Ono                            Director
- ----------------------------------
Ruth M. Ono


/s/ Diane J. Plotts                        Director
- ----------------------------------
Diane J. Plotts

                                           Director
- ----------------------------------
Kelvin H. Taketa

                                           Director
- ----------------------------------
Oswald K. Stender


/s/ Jeffrey N. Watanabe                    Director
- ----------------------------------
Jeffrey N. Watanabe


/s/ Harwood D. Williamson                  Director
- ----------------------------------
Harwood D. Williamson





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